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                                                                      EXHIBIT 21
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                                                               Jurisdiction of
Subsidiary                                                     Incorporation
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
Abilene Broadcasting, LLC                                        Delaware
Airwaves, Inc.                                                   Delaware
Indiana Broadcasting LLC                                         Delaware
KXAN, Inc.                                                       Delaware
KXTX Holdings, Inc.                                              Delaware
LIN Airtime, LLC                                                 Delaware
LIN Holdings Corp.                                               Delaware
LIN Sports, Inc.                                                 Delaware
LIN Television Corporation                                       Delaware
LIN Television of San Juan, Inc.                                 Delaware
LIN Television of Texas, Inc.                                    Delaware
LIN Television of Texas, L.P.                                    Delaware
LIN TV Corp.                                                     Delaware
Linbenco, Inc.                                                   Delaware
North Texas Broadcasting Corporation                             Delaware
Primeland Television, Inc.                                       Delaware
Providence Broadcasting, LLC                                     Delaware
S&E Network, Inc.                                                Puerto Rico
Televicentro of Puerto Rico, LLC                                 Delaware
TVL Broadcasting of Abilene, Inc.                                Delaware
TVL Broadcasting of Rhode Island, LLC                            Delaware
TVL Broadcasting, Inc.                                           Delaware
WAVY Broadcasting, LLC                                           Delaware
WDTN Broadcasting, LLC                                           Delaware
WEYI Broadcasting, LLC                                           Delaware
WEYI Television, Inc.                                            Delaware
WIVB Broadcasting, LLC                                           Delaware
WLBB Broadcasting, LLC                                           Delaware
WNJX-TV, Inc.                                                    Delaware
WOOD License Co., LLC                                            Delaware
WOOD Television, Inc.                                            Delaware
WTNH Broadcasting, Inc.                                          Delaware
WUPW Broadcasting, LLC                                           Delaware
WWLP Broadcasting, LLC                                           Delaware
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